                               POWER OF ATTORNEY


As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Carl H. Anderson, Matthew P. McCauley, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account D of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



         Signature


/s/ Warren J. Winer                       Member, Board of Directors,
-----------------------------             Paragon Life Insurance Company


    Warren J. Winer
_____________________________
 Name (typed and printed)



Date: 9/24/1997

                               POWER OF ATTORNEY


As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Carl H. Anderson, Matthew P. McCauley, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account D of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



         Signature


/s/ Richard A. Liddy                      Member, Board of Directors,
-----------------------------             Paragon Life Insurance Company


    Richard A. Liddy
_____________________________
 Name (typed and printed)



Date: 9/23/1997

                               POWER OF ATTORNEY


As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Carl H. Anderson, Matthew P. McCauley, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account D of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



         Signature


/s/ Leonard M. Rubenstein                 Member, Board of Directors,
-----------------------------             Paragon Life Insurance Company


    Leonard M. Rubenstein
_____________________________
 Name (typed and printed)



Date: 9/24/1997

                               POWER OF ATTORNEY


As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Carl H. Anderson, Matthew P. McCauley, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account D of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



         Signature


/s/ E. Thomas Hughes                      Member, Board of Directors,
-----------------------------             Paragon Life Insurance Company


    E. Thomas Hughes
_____________________________
 Name (typed and printed)



Date: 9/24/1997

                               POWER OF ATTORNEY


As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Carl H. Anderson, Matthew P. McCauley, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account D of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



         Signature


/s/ Bernard H Wolzenski                   Member, Board of Directors,
-----------------------------             Paragon Life Insurance Company


    Bernard H Wolzenski
_____________________________
 Name (typed and printed)



Date: 9/22/1997

                               POWER OF ATTORNEY


As a member of the Board of Directors of Paragon Life Insurance Company, I hereby constitute Carl H. Anderson, Matthew P. McCauley, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering securities issued by Separate Account D of Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.



         Signature


/s/ A. Greig Woodring                     Member, Board of Directors,
-----------------------------             Paragon Life Insurance Company


    A. Greig Woodring
_____________________________
 Name (typed and printed)



Date: 9/23/1997